Natixis Funds Trust IV

The Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, effective March 11, 2011 is incorporated by reference to exhibit (n) of post-effective amendment No. 26 to the Registration Statement filed on Form Type 485BPOS on May 2,
2011 (Accession No. 0001193125-11-121241).
Exhibit 77Q1